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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    November 8, 2005


                           CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                         76-0035225
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(Commission File Number)                    (I.R.S. Employer Identification No.)


 357 South Gulph Road, Suite 260, King of Prussia, PA                  19406
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (610) 992-9900
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              (Registrant's telephone number, including area code)


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

-----
      Written communications pursuant to Rule 425 under the Securities Act ----- (17 CFR 230.425)

-----
  x   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----- (17 CFR 230.14a-12(b))

-----
      Pre-commencement communications pursuant to Rule 14d-2(b) under the ----- Exchange Act (17 CFR 240.14d-2(b))

-----
      Pre-commencement communications pursuant to Rule 13e-4(c) under the ----- Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

         On November 8, 2005, Castle Energy Corporation (the "Company") entered into a merger agreement (the "Merger Agreement") with Delta Petroleum Corporation, a Colorado corporation ("Delta-Colorado"), Delta Petroleum Corporation, a Delaware corporation and a newly formed wholly-owned subsidiary of Delta-Colorado ("Delta-Delaware" and collectively, with Delta-Colorado, "Delta") and DPCA LLC, a Delaware limited liability company and a newly formed wholly-owned subsidiary of Delta-Colorado ("DPCA").

         Pursuant to the merger agreement, the Company will merge (the "Merger") with and into DPCA with DPCA as the surviving company and the Company's shareholders will receive approximately 1.164 shares of Delta's common stock for each of their shares of the Company's common stock, subject to adjustment based on the issuance of any shares of common stock by the Company prior to closing (or an aggregate of 8,500,000 shares of Delta common stock in the aggregate). In the merger, the 6,700,000 shares of Delta common stock currently owned by the Company will be cancelled. The Merger is designed to be a tax-free exchange for shareholders of both Delta and the Company. The boards of directors of the Company and Delta have approved the Merger.

         The closing of the merger is subject to approval of the Merger Agreement by the holders of a majority of the shares of the Company's outstanding common stock, regulatory agencies, legal opinions and other customary closing conditions set forth in the Merger Agreement.

         The Merger Agreement contains certain termination rights for both Delta and Castle, and further provides that, upon termination of the Merger Agreement under specified circumstances, each party may be required to pay the other a termination fee of $5,000,000 or reimburse the other party up to $1,000,000 in fees and expenses of actually incurred relating to the transaction contemplated by the Merger Agreement.

         Concurrently with the execution of the Merger Agreement and in order to induce Delta to enter into the Merger Agreement, certain of the Company's officers and all of its directors and the estate and family of the Company's founder and former Chief Executive Officer, Joseph L. Castle II, have agreed to enter into voting agreements with Delta pursuant to which they agree, among other things, to vote all shares of the Company's common stock held by them in favor of the adoption of the Merger Agreement and the other transactions contemplated by the Merger Agreement.

         In May 2002, the Company sold all of its oil and gas properties to Delta for $15,478,000 and 9,566,000 shares of Delta's common stock, valued at $26,952,000 for purposes of generally accepted accounting principles. As a result of the sale, the Company then owned approximately 44% of Delta and three of the Company's directors were also directors of Delta, which then had seven directors.

         In March 2004, the Company acquired interests in 138 western Pennsylvania gas wells from Delta. The Company previously owned most of these properties through May 31, 2002 when it sold all of its United States oil and gas properties to Delta (see above). The purchase price paid by the Company was $8,121,000. At the time of the purchase, the Company owned approximately 25% of Delta.

         By November 8, 2005, the date of the merger agreement, the Company had reduced its holdings of Delta's stock to 6,700,000 shares (approximately 14%) and its representation on Delta's board to one of nine directors.



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         The foregoing description of the Merger Agreement and the Voting
Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Voting Agreement.

Additional Information and Where to Find It
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         The Company will file a preliminary proxy statement and a definitive proxy statement in connection with the proposed Merger with the Securities and Exchange Commission (the "SEC"). The proxy statement will be mailed to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov.

ITEM 7.01. REGULATION FD DISCLOSURE.

         On November 8, 2005, the Company issued a press release regarding the execution of the Merger Agreement. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         The information in this Item 7.01 of this current report and in the accompanying Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 of current report and in the accompanying exhibit 99.1 shall not be incorporated by reference into any filing with the Securities Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT:

         Exhibit 99.1   Press Release issued November 8, 2005





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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CASTLE ENERGY CORPORATION


Date: November 10, 2005                          By: /s/ RICHARD E. STAEDTLER
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                                                        Richard E. Staedtler
                                                        Chief Executive Officer